UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 10, 2010

El Paso Pipeline Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Financial Information

On March 30, 2010, El Paso Pipeline Partners, L.P. (EPB) filed a Current Report on Form 8-K to report its acquisition of a 51 percent member interest in each of Southern LNG Company, L.L.C. (SLNG) and El Paso Elba Express Company, L.L.C. (Elba Express) from El Paso Corporation (El Paso). Because EPB now owns a majority interest in each of SLNG and Elba Express and has the ability to control SLNG’s and Elba Express’ operating and financial decisions and policies, and because the member interests have been acquired from El Paso, applicable accounting standards required the acquisition of these interests to be accounted for as a reorganization of entities under common control. As a result, EPB’s historical financial information was retrospectively adjusted to reflect the change in reporting entity and the consolidation of SLNG and Elba Express. Accordingly, EPB has updated certain information included in its Annual Report on Form 10-K for the year ended December 31, 2009 (2009 Annual Report) filed with the Securities and Exchange Commission (SEC) on February 26, 2010 as follows:

•	Item 1. Business;

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 7A. Quantitative and Qualitative Disclosures About Market Risk; and

•	Item 8. Financial Statements and Supplementary Data.

We have filed the updated information listed above as exhibit 99.1 to this Current Report on Form 8-K (Report) which is incorporated herein by reference. Except with respect to the retrospective adjustment described above, the information included in this Report has not been updated to reflect events subsequent to the filing of the 2009 Annual Report.  This Report should be read in conjunction with the portions of the 2009 Annual Report that have not been retrospectively adjusted herein, as well as in conjunction with EPB’s other filings with the SEC filed subsequent to the 2009 Annual Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
12	Ratio of Earnings to Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm Ernst & Young LLP
99.1	Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ Rosa P. Jackson
Rosa P. Jackson
Vice President and Controller
(Principal Accounting Officer)

Dated:  June 10, 2010

EL PASO PIPELINE PARTNERS, L.P.
EXHIBIT INDEX

Each exhibit identified below is filed as a part of this report.

Exhibit Number	Description
12	Ratio of Earnings to Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm Ernst & Young LLP
99.1	Financial Information